EXHIBIT 32

                                  CERTIFICATION
                          PURSUANT TO 18 U.S.C. ss.1350

      In connection with the report on Form 10-Q of Janel World Trade, Ltd. for the first fiscal quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: February 14, 2006                         /s/ James N. Jannello
                                                 -------------------------------
                                                 James N. Jannello, Executive
                                                 Vice President and Chief
                                                 Executive Officer

Dated: February 14, 2006                         /s/Stephan P. Cesarski
                                                 -------------------------------
                                                 President and Chief
                                                 Operating Officer

Dated: February 14, 2006                         /s/Linda Bieler
                                                 -------------------------------
                                                 Controller and Chief
                                                 Financial and Accounting
                                                 Officer